Forward Purchase Agreement	6 Months Ended
Jun. 30, 2022
Forward Purchase Agreement
Forward Purchase Agreement

Note 10 – Forward Purchase Agreement

As discussed in Note 1 on June 16, 2022, NLIT entered into a Forward Purchase Agreement with Midtown and its assignees for a Forward Purchase Transaction. Pursuant to the terms of the Forward Purchase Agreement, Midtown and its assignees, as of June 30, 2022, had purchased approximately 3,804,872 shares of NLIT’s Class A common stock in exchange for an amount to be paid of $38,847,743 (the Prepayment Amount). At close of the Business Combination, the amount will be paid out of the trust account and will be held in a deposit account for the benefit of Midtown and its assignees until the Valuation Date. There are a few scenarios in which the Forward Purchase Agreement can be settled either before or on the Valuation Date:

i)	At any time prior to the Valuation Date, Midtown may elect an optional early termination to sell some or all of the Forward Purchase shares in the open market. If Midtown sells any shares prior to the Valuation Date, a pro-rata portion of the Prepayment Amount will be released from the deposit account and paid to the Company. Midtown shall retain any proceeds from the sale of such shares in excess of such pro-rata portion paid to the Company. The Business Combination Target will be entitled to the product of the number of shares sold times the redemption price or the Reset Price. The Reset Price is adjusted on the first scheduled trading day of each month following the Business Combination and is the lower of: i) the then current reset price, ii) $10.00 and iii) the VWAP price of the last 10 scheduled trading days of the prior month but not lower than $5.00.

ii)	On the Valuation Date, if any shares subject to the Forward Purchase Agreement remain unsold, Midtown is entitled to the product of the unsold shares multiplied by the Forward Price (which is equal to the redemption price as outlined in our Amended and Restated Certificate of Incorporation dated June 21, 2021) and an incremental $2.00 per share for any unsold shares. The incremental $2.00 per share maybe settled in cash or shares at the discretion of the Company.

iii)	If the volume weighted average share price (“VWAP”) of the shares falls below $3.00 per share for 20 out of any 30 consecutive trading days (a “VWAP Trigger Event”), then Midtown may elect to accelerate the Valuation Date to the date of such VWAP Trigger Event. If Midtown elects to accelerate the Valuation Date, the settlement amount returned to the Company would follow the methodology in the above section which will equate to the product of unsold shares multiplied by the Forward Price ad an incremental $2.00 per unsold share to be settled in cash or shares.

A break-up fee equal to (i) all (a) structuring fees and (b) attorney fees and other reasonable expenses related thereto incurred by Midtown or its assignees in connection with the forward purchase agreement, plus (ii) $1,000,000, shall be payable to Midtown upon any failure to close the Business Combination following the consummation of the Forward Purchase Transaction except where the Business Combination did not occur as a result of regulatory items or a material breach of Midtown’s obligation under the agreement. Midtown waived any and all right, title and interest, or any claim of any kind they have or may have in the future, in or to any monies held in the trust account

In accordance with ASC 815, Derivatives and Hedging, the Company has determined that the forward option within the Forward Purchase Agreement is (i) a freestanding financial instrument and (ii) a derivative. This derivative, referred to throughout as the “forward purchase option derivative” is recorded as a liability on the Company’s Consolidated Balance Sheets. The Company has performed fair value measurements for this derivative as of closing and as of June 30, 2022, which is described in Note 9. The Company remeasures the fair value of the forward purchase option derivative each reporting period.